UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2002

eVISION INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

                                                                      Colorado                                                      0-17637                                                                                 45-0411501
                                                 (State or other jurisdiction of                               (Commission File No.)                                                    (IRS Employer Identification No.)
                                                  incorporation or organization)

                                                                             1888 Sherman Street, Suite 500, Denver, CO                                                                   80203
                                                                             (Address of principal executive offices)                                                                     (Zip Code)

(303) 894-7971
(Registrant's telephone number, including area code)

Item 5. Other Events

Due to other time restraints, Mr. Fai H. Chan has resigned as Director, Chairman of the Board of Directors and as Chief Executive Officer of eVision International, Inc. (the Company) effective as of August 1, 2002. Mr. Tony T.W. Chan will become the Chairman of the Board of Directors and Chief Executive Officer effective August 1, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                               eVISION INTERNATIONAL, INC.

Date          August 14, 2002                                                               By: /s/ Tony T. W. Chan
                                                                                                                      Tony T. W. Chan
                                                                                                                      Chief Operating Officer